UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2008

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (650) 367-2011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement; Item 1.03. Bankruptcy or Receivership.

On June 8, 2008, Ampex Corporation (the “Company”) and certain of its U.S. subsidiaries (together with the Company, the “Debtors”) filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) their Third Amended Joint Chapter 11 Plan of Reorganization (as amended, the “Plan”), and the Disclosure Statement relating to the Plan (as amended, the “Disclosure Statement”). The Bankruptcy Court approved the Disclosure Statement on June 11, 2008, and the Debtors plan to distribute the Plan and Disclosure Statement, in the forms filed with the Bankruptcy Court on June 11, 2008, to claimholders in the chapter 11 case who are entitled to vote on the Plan.

The Plan was amended, among other things, to remove certain caps on the allowable amounts of unsecured and environmental claims, which were conditions precedent to confirmation of the Plan and the effective date of the Plan, and to include certain language relating to the payment of fees to the U.S. trustee in the chapter 11 case. The Disclosure Statement was amended to conform to the changes made to the Plan, and to include additional disclosure relating to the contingent payment rights to be issued to holders of the Company’s outstanding common stock who do not object to the Plan, the Company’s prior financing efforts, and the releases of liability for certain claims that are expected to be enjoined pursuant to the Plan, among other things.

Copies of the amended Plan and Disclosure Statement are attached as Exhibits 10.1 and 10.2 to this report, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This report (including the exhibits hereto), may contain predictions, projections and other statements about the future that are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, but are not limited to, those described in the Company’s 2007 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, as well as the following: the effects of the Company’s chapter 11 filing on the Company and the interests of its various creditors, equity holders and other constituents; Bankruptcy Court rulings in the chapter 11 case and the outcome of the proceeding in general; the length of time the Company will operate under the chapter 11 proceeding; the risks that the conditions and deadlines for confirmation of the chapter 11 plan of reorganization will be satisfied; increased legal costs related to the chapter 11 case and other litigation; the Company’s ability to maintain contracts that are critical to its operations, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees; the Company’s ability to manage costs, maintain adequate liquidity, maintain compliance with debt covenants and continue as a going concern; the risk that the chapter 11 case could be converted into a chapter 7 liquidation; and the risks related to trading in the Company’s common stock, which was delisted from Nasdaq, and which the Company expects will be canceled upon emergence from chapter 11. These forward-looking statements speak only as of the date of this report, and the Company disclaims any obligation or undertaking to update such statements. In assessing forward-looking statements contained in this report, readers are urged to read carefully all such cautionary statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Third Amended Joint Chapter 11 Plan of Reorganization for Ampex Corporation and its Affiliated Debtors, dated June 11, 2008.

10.2	Disclosure Statement with Respect to Third Amended Joint Chapter 11 Plan of Reorganization for Ampex Corporation and its Affiliated Debtors, dated June 11, 2008.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Date: June 12, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Third Amended Joint Chapter 11 Plan of Reorganization for Ampex Corporation and its Affiliated Debtors, dated June 11, 2008.

10.2*	Disclosure Statement with Respect to Third Amended Joint Chapter 11 Plan of Reorganization for Ampex Corporation and its Affiliated Debtors, dated June 11, 2008.

*	Filed herewith.